Preferred, Common Stock and Additional Paid in Capital - Reverse Stock Split (Details)	3 Months Ended
Dec. 31, 2012
Reverse Stock Split Disclosures [Abstract]
Description of the reverse stock split	Effective as of the opening of trading on October 15, 2012, the Company affected a one-for-fifteen reverse stock split of its common shares. The reverse stock split was approved by shareholders at the Company's 2012 Annual General Meeting of Shareholders held on September 7, 2012. The reverse stock split reduced the number of the Company's common shares from 81,012,403 to 5,400,810 and affected all issued and outstanding common shares. No fractional shares were issued in connection to the reverse split. Shareholders who would otherwise hold a fractional share of the Company's common stock received a cash payment in lieu of such fractional share.
Reverse stock split ratio	15-for-1